Exhibit 10.3

INFINITY DISTRIBUTION, INC.  Convertible Promissory Note   USD:  $21,500.00  Date:May 11, 2015   FOR VALUE RECEIVED, the undersigned, Infinity Distribution, Inc., a Delaware corporation ("Borrower"), hereby promises to pay to Raul Mansueto ("Lender"), the principal sum of Twenty One Thousand  Five Hundred Dollars ($21,500.00) ("Principal Sum"), or such lesser amount as may then be outstanding, together with accrued but unpaid interest thereon unless converted to common stock according to Section 1 herein ("Note"), on the earlier of (i) March 19, 2016 or (ii) the Next Equity Financing ("Maturity Date"). Interest on the outstanding Principal Sum shall be at a rate of 5.0% per annum ("Interest").   This Note being issued pursuant to, and subject to certain covenants and conditions contained in, a certain Convertible Note Purchase Agreement entered into between the partied dated herewith.   1.CONVERSION  a.Investment by Lender. The entire Principal Sum of and (at the Borrowers option) accrued Interest on this Note shall be converted into shares of the common stock of the Borrower ("Shares"). The number of Shares to be issued upon such conversion shall be equal to the quotient obtained by dividing (i) the entire Principal Sum of this Note plus (if applicable) accrued Interest by (ii) 30% of the price per share of the securities sold in the Next Equity Financing, rounded to the nearest whole share.   b.Next Equity Financing. For purposes of the Note, the term "Next Equity Financing" shall mean a sale of equity securities by the Borrower.  c. Mechanics and  Effect Conversion. Upon conversion of this Note, the Lender shall  surrender this Note, duly endorsed, at the principal offices of the Borrower or any transfer agent of the Borrower. At this expense, the Borrower will, as soon as practicable thereafter, issue and deliver to such Lender, at such principal office, a certificate of  certificates for the number of Shares to which such Lender is entitled upon such  conversion. Upon conversion of this Note, the Borrower will be forever released from all of its obligations and liabilities under the Note with regard to the portion of the Principal Sum and accrued Interest being converted including without limitation the obligation to pay such portion of the principal amount and accrued interest. Moreover, the Lender acknowledges and agrees that the securities underlying the Note, if converted, shall be subject to the applicable provisions of any shareholders agreement governing the Borrowers common stock and Lender agrees, as a condition to exercising any rights of conversion under the Note, to enter into any such shareholders agreement.

2.           Prepayment. Prepayment of this Note may be made at any time without penalty or premium.  3.Transfer; Successors and Assigns. The terms and conditions of this Note shall inure to the benefit  of and be, binding upon the respective successors and assigns of the parties. Notwithstanding the foregoing, the Lender may assign, pledge, or otherwise transfer this Note without the prior written consent of the Borrower.   4. Payment. Unless converted pursuant to Section 1 above, payment of the Principal Sum and  Interest on the Maturity Date shall be made by certified or bank cashiers check payable to the Lender at the Lender's principal address, or by bank wire transfer, in immediately available funds, to the account specified, in lawful money of the United States of America. If the Maturity Date occurs on a date that is not a Business Day then the Principal Sum or Interest then due shall be paid on the next succeeding Business Day. "Business Day" shall mean any day other than Saturday, Sunday or any day upon which banks authorize or required to the closed.  IN WITNESS WHEREOF, the Borrower has caused this Note to be signed on its behalf, in its corporate name, by its duly authorized officer as an instrument under seal, as of the day and year first above written.   BORROWER:  INFINITY DISTRIBUTION, INC.    By:),A)5u-c Its:    LENDER:  RAUL MANSUETO       flACA/1/1 3 LAIL:  Its:             Page 2 of 2